Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. §1350, each of the undersigned certifies that this Quarterly Report on Form 10-Q for the quarter ended June 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in this report fairly presents, in all material respects, the financial condition and results of operations of Lifeline Systems, Inc.

Dated: August 4, 2005	/s/ Ronald Feinstein
Ronald Feinstein
Chief Executive Officer and President

Dated: August 4, 2005	/s/ Mark G. Beucler
Mark G. Beucler
Vice President, Finance, Chief Financial Officer and Treasurer